Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Six Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	June 30,

	2015	2014	Change

Interest income	$465,055	460,595	1.0%
Interest expense	58,148	55,029	5.7

Net interest income	406,907	405,566	0.3
Provision for loan losses	11,034	21,795	(49.4)

Net interest income after provision for loan losses	395,873	383,771	3.2

Non-interest income:
Service charges on deposit accounts	38,928	38,451	1.2
Fiduciary and asset management fees	23,414	22,329	4.9
Brokerage revenue	14,032	12,920	8.6
Mortgage banking income	13,995	8,794	59.1
Bankcard fees	16,576	16,212	2.2
Investment securities gains, net	2,710	1,331	103.6
Other fee income	9,851	9,791	0.6
Gain on sale of Memphis branches, net (1)	-	5,789	nm
Other non-interest income	15,181	17,952	(15.4)

Total non-interest income	134,687	133,569	0.8

Non-interest expense:
Salaries and other personnel expense	191,054	185,985	2.7
Net occupancy and equipment expense	52,713	52,480	0.4
Third-party processing expense	21,015	19,560	7.4
FDIC insurance and other regulatory fees	13,725	17,531	(21.7)
Professional fees	12,011	15,901	(24.5)
Advertising expense	6,309	8,757	(28.0)
Foreclosed real estate expense, net	13,847	9,745	42.1
Visa indemnification charges	729	752	(3.1)
Litigation contingency expense (2)	4,400	-	nm
Restructuring charges, net	(102)	16,293	nm
Other operating expenses	41,012	39,361	4.2

Total non-interest expense	356,713	366,365	(2.6)

Income before income taxes	173,847	150,975	15.1
Income tax expense	64,091	55,686	15.1

Net income	109,756	95,289	15.2

Dividends on preferred stock	5,119	5,119	0.0

Net income available to common shareholders	$104,637	90,170	16.0%

Net income per common share, basic	$0.78	0.65	20.4%

Net income per common share, diluted	0.78	0.65	20.2

Cash dividends declared per common share	0.20	0.14	42.9

Return on average assets	0.80%	0.73	7	bps
Return on average common equity	7.27	6.33	94

Weighted average common shares outstanding, basic	133,935	138,961	(3.6)%
Weighted average common shares outstanding, diluted	134,678	139,535	(3.5)

nm - not meaningful

bps - basis points

(1)	Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	Amount for six months ended June 30, 2014 is not reported separately because it is not material.

Synovus

  INCOME STATEMENT DATA

  (Unaudited)

  (In thousands, except per share data)

		2015		2014			2nd Quarter

		Second	First	Fourth	Third	Second	‘15 vs. ‘14
		Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest income	$	233,654	231,401	234,703	233,394	232,213	0.6%
Interest expense		30,010	28,138	27,248	27,131	27,162	10.5

Net interest income		203,644	203,263	207,455	206,263	205,051	(0.7)
Provision for loan losses		6,636	4,397	8,193	3,843	12,284	(46.0)

Net interest income after provision for loan losses		197,008	198,866	199,262	202,420	192,767	2.2

Non-interest income:
Service charges on deposit accounts		19,795	19,133	20,287	20,159	19,238	2.9
Fiduciary and asset management fees		11,843	11,571	11,690	11,207	11,296	4.8
Brokerage revenue		6,782	7,251	6,887	7,281	6,707	1.1
Mortgage banking income		7,511	6,484	4,895	4,665	5,283	42.2
Bankcard fees		8,499	8,077	8,536	8,182	8,695	(2.3)
Investment securities gains, net		1,985	725	-	-	-	nm
Other fee income		4,605	5,246	4,635	4,704	4,928	(6.6)
Other non-interest income		7,812	7,367	7,619	7,787	7,241	7.9

Total non-interest income		68,832	65,854	64,549	63,985	63,388	8.6

Non-interest expense:
Salaries and other personnel expense		94,565	96,488	92,049	93,870	92,540	2.2
Net occupancy and equipment expense		26,541	26,172	26,370	26,956	26,425	0.4
Third-party processing expense		10,672	10,343	10,437	10,044	9,464	12.8
FDIC insurance and other regulatory fees		6,767	6,957	8,115	7,839	7,885	(14.2)
Professional fees		6,417	5,594	8,013	2,526	8,224	(22.0)
Advertising expense		2,865	3,443	8,102	7,177	6,281	(54.4)
Foreclosed real estate expense, net		4,351	9,496	6,502	9,074	4,063	7.1
Visa indemnification charges		354	375	310	1,979	356	(0.6)
Litigation contingency/settlement expenses (1)		4,400	-	463	12,349	-	nm
Restructuring charges, net		4	(107)	3,484	809	7,716	nm
Other operating expenses		20,869	20,147	21,038	21,126	19,251	8.4

Total non-interest expense		177,805	178,908	184,883	193,749	182,205	(2.4)

Income before income taxes		88,035	85,812	78,928	72,656	73,950	19.0
Income tax expense		32,242	31,849	25,757	25,868	27,078	19.1

Net income		55,793	53,963	53,171	46,788	46,872	19.0

Dividends on preferred stock		2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$	53,234	51,404	50,612	44,229	44,313	20.1%

Net income per common share, basic	$	0.40	0.38	0.37	0.32	0.32	25.6%

Net income per common share, diluted		0.40	0.38	0.37	0.32	0.32	25.5

Cash dividends declared per common share		0.10	0.10	0.10	0.07	0.07	42.9

Return on average assets *		0.80%	0.80	0.79	0.70	0.71	9	bps
Return on average common equity *		7.39	7.16	6.89	5.97	6.14	125

Weighted average common shares outstanding, basic		132,947	134,933	137,031	139,043	138,991	(4.3)%
Weighted average common shares outstanding, diluted		133,625	135,744	137,831	139,726	139,567	(4.3)

nm - not meaningful

bps - basis points

* - ratios are annualized

(1)	Amounts for other periods presented herein are not reported separately as amounts are not material.

Synovus

BALANCE SHEET DATA	June 30, 2015	December 31, 2014	June 30, 2014
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$360,832	485,489	596,425
Interest bearing funds with Federal Reserve Bank	1,289,205	721,362	689,284
Interest earning deposits with banks	18,694	11,810	7,661
Federal funds sold and securities purchased under resale agreements	72,487	73,111	79,553
Trading account assets, at fair value	11,973	13,863	20,318
Mortgage loans held for sale, at fair value	98,202	63,328	75,957
Investment securities available for sale, at fair value	3,354,673	3,041,406	3,080,185

Loans, net of deferred fees and costs	21,494,869	21,097,699	20,455,763
Allowance for loan losses	(254,702)	(261,317)	(277,783)

Loans, net	21,240,167	20,836,382	20,177,980

Premises and equipment, net	445,579	455,235	461,610
Goodwill	24,431	24,431	24,431
Other real estate	66,449	85,472	101,533
Deferred tax asset, net	571,402	622,464	677,513
Other assets	651,776	616,878	634,840

Total assets	$28,205,870	27,051,231	26,627,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,421,815	6,228,472	5,875,301
Interest bearing deposits, excluding brokered deposits	14,775,216	13,660,830	13,668,746
Brokered deposits	1,452,150	1,642,398	1,449,420

Total deposits	22,649,181	21,531,700	20,993,467

Federal funds purchased and securities sold under repurchase agreements	188,285	126,916	127,840
Long-term debt	2,139,219	2,140,319	2,256,418
Other liabilities	223,028	211,026	196,514

Total liabilities	25,199,713	24,009,961	23,574,239

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at June 30, 2015, December 31, 2014, and June 30, 2014	125,980	125,980	125,980

Common stock - $1.00 par value. 132,257,577 shares outstanding at June 30, 2015, 136,122,843 shares outstanding at December 31, 2014, and 139,021,760 shares outstanding at June 30, 2014	140,425	139,950	139,835

Additional paid-in capital	2,981,434	2,960,825	2,976,811

Treasury stock, at cost - 8,167,677 shares at June 30, 2015, 3,827,579 shares at December 31, 2014, and 813,350 shares at June 30, 2014	(311,859)	(187,774)	(114,176)

Accumulated other comprehensive loss, net	(22,323)	(12,605)	(13,716)

Retained earnings (deficit)	92,500	14,894	(61,683)

Total shareholders’ equity	3,006,157	3,041,270	3,053,051

Total liabilities and shareholders’ equity	$28,205,870	27,051,231	26,627,290

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

		2015		2014
		Second	First	Fourth	Third	Second
		Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$	3,165,513	2,998,597	3,027,769	3,035,940	3,091,537
Yield		1.79%	1.85	1.85	1.84	1.87

Tax-exempt investment securities (2) (4)	$	4,595	4,967	5,030	5,168	5,781
Yield (taxable equivalent)		6.15%	6.21	6.19	6.21	6.23

Trading account assets	$	12,564	14,188	12,879	16,818	16,011
Yield		3.72%	3.02	3.08	2.52	2.25

Commercial loans (3) (4)	$	17,297,130	17,176,641	16,956,294	16,603,287	16,673,930
Yield		4.01%	4.06	4.09	4.17	4.19

Consumer loans (3)	$	3,986,151	3,929,188	3,895,397	3,814,160	3,695,010
Yield		4.37%	4.45	4.42	4.44	4.51

Allowance for loan losses	$	(254,177)	(257,167)	(268,659)	(274,698)	(293,320)

Loans, net (3)	$	21,029,104	20,848,662	20,583,032	20,142,749	20,075,620
Yield		4.14%	4.19	4.22	4.29	4.32

Mortgage loans held for sale	$	90,419	64,507	60,892	70,766	59,678
Yield		3.39%	3.92	3.84	3.96	4.13

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	1,590,114	1,123,250	898,871	974,363	843,018
Yield		0.24%	0.24	0.23	0.23	0.23

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	76,091	80,813	75,547	78,131	76,172
Yield		4.57%	3.90	4.53	3.57	4.15
Total interest earning assets	$	25,968,400	25,134,984	24,664,020	24,323,935	24,167,817
Yield		3.61%	3.73	3.78	3.81	3.86

Interest Bearing Liabilities

Interest bearing demand deposits	$	3,919,401	3,800,476	3,781,389	3,722,599	3,830,956
Rate		0.18%	0.19	0.19	0.19	0.19

Money market accounts	$	6,466,610	6,210,704	6,009,897	6,044,138	6,033,523
Rate		0.35%	0.32	0.29	0.29	0.31

Savings deposits	$	675,260	649,597	638,813	645,654	644,103
Rate		0.06%	0.05	0.07	0.07	0.09

Time deposits under $100,000	$	1,351,299	1,324,513	1,315,905	1,335,848	1,364,322
Rate		0.68%	0.61	0.57	0.56	0.57

Time deposits over $100,000	$	2,061,434	1,926,380	1,877,602	1,871,136	1,824,349
Rate		0.88%	0.80	0.76	0.75	0.74

Brokered money market accounts	$	185,909	181,754	191,103	174,538	184,233
Rate		0.31%	0.30	0.28	0.27	0.27

Brokered time deposits	$	1,370,022	1,413,068	1,411,252	1,320,082	1,216,934
Rate		0.67%	0.63	0.58	0.52	0.51

Total interest bearing deposits	$	16,029,935	15,506,492	15,225,961	15,113,995	15,098,420
Rate		0.42%	0.39	0.36	0.35	0.36

Federal funds purchased and securities sold under repurchase agreements	$	232,531	222,658	186,993	171,429	219,490
Rate		0.08%	0.08	0.07	0.08	0.13

Long-term debt	$	2,173,595	2,207,215	2,084,636	2,142,705	2,099,578
Rate		2.39%	2.41	2.55	2.54	2.58
Total interest bearing liabilities	$	18,436,061	17,936,365	17,497,590	17,428,129	17,417,488
Rate		0.65%	0.63	0.62	0.62	0.62

Non-interest bearing demand deposits	$	6,436,167	6,108,558	6,110,047	5,824,592	5,765,287

Effective cost of funds		0.46%	0.45	0.44	0.44	0.45
Net interest margin		3.15%	3.28	3.34	3.37	3.41

Taxable equivalent adjustment	$	330	349	372	408	443

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

		June 30, 2015
			Loans as a %		Total		Non-performing Loans
			of Total Loans		Non-performing		as a % of Total
Loan Type		Total Loans	Outstanding		Loans		Nonperforming Loans

Multi-Family	$	1,286,747	6.0%	$	222	$	0.1%
Hotels		674,305	3.1		405		0.2
Office Buildings		1,348,234	6.3		728		0.4
Shopping Centers		917,678	4.3		57		0.0
Commercial Development		118,263	0.6		10,966		6.3
Warehouses		524,525	2.4		403		0.2
Other Investment Property		554,141	2.6		385		0.2

Total Investment Properties		5,423,893	25.2		13,166		7.6
1-4 Family Construction		147,572	0.7		90		0.1
1-4 Family Investment Mortgage		788,704	3.7		9,288		5.3
Residential Development		161,130	0.7		10,012		5.8

Total 1-4 Family Properties		1,097,406	5.1		19,390		11.2
Land Acquisition		554,501	2.5		23,396		13.5

Total Commercial Real Estate		7,075,800	32.9		55,952		32.3

Commercial, Financial, and Agricultural		6,259,553	29.0		43,733		25.1
Owner-Occupied		4,140,769	19.3		29,338		16.9

Total Commercial & Industrial		10,400,322	48.4		73,071		42.1

Home Equity Lines		1,683,651	7.8		17,802		10.3
Consumer Mortgages		1,793,752	8.3		24,855		14.3
Credit Cards		246,724	1.2		-		-
Other Retail Loans		323,741	1.5		1,958		1.1

Total Retail		4,047,868	18.8		44,615		25.7

Unearned Income		(29,121)	(0.1)		-		nm

Total	$	21,494,869	100.0%	$	173,638		100.0%

LOANS OUTSTANDING BY TYPE COMPARISON (Unaudited) (Dollars in thousands)

		Total Loans			2Q15 vs. 1Q15			2Q15 vs. 2Q14
Loan Type		June 30, 2015	March 31, 2015		% change (1)		June 30, 2014	% change

Multi-Family	$	1,286,747	1,227,286		19.4%	$	1,109,340	16.0%
Hotels		674,305	645,912		17.6		742,037	(9.1)
Office Buildings		1,348,234	1,287,048		19.1		995,614	35.4
Shopping Centers		917,678	876,667		18.8		838,231	9.5
Commercial Development		118,263	123,679		(17.6)		139,966	(15.5)
Warehouses		524,525	531,234		(5.1)		565,781	(7.3)
Other Investment Property		554,141	538,434		11.7		499,611	10.9

Total Investment Properties		5,423,893	5,230,260		14.8		4,890,580	10.9

1-4 Family Construction		147,572	148,248		(1.8)		129,991	13.5
1-4 Family Investment Mortgage		788,704	793,672		(2.5)		842,605	(6.4)
Residential Development		161,130	169,696		(20.2)		178,110	(9.5)

Total 1-4 Family Properties		1,097,406	1,111,616		(5.1)		1,150,706	(4.6)
Land Acquisition		554,501	569,649		(10.7)		609,285	(9.0)

Total Commercial Real Estate		7,075,800	6,911,525		9.5		6,650,571	6.4

Commercial, Financial, and Agricultural		6,259,553	6,175,460		5.5		6,059,794	3.3
Owner-Occupied		4,140,769	4,127,863		1.3		4,005,418	3.4

Total Commercial & Industrial		10,400,322	10,303,323		3.8		10,065,212	3.3

Home Equity Lines		1,683,651	1,672,038		2.8		1,664,520	1.1
Consumer Mortgages		1,793,752	1,702,388		21.5		1,561,111	14.9
Credit Cards		246,724	242,257		7.4		255,369	(3.4)
Other Retail Loans		323,741	304,050		26.0		287,935	12.4

Total Retail		4,047,868	3,920,733		13.0		3,768,935	7.4

Unearned Income		(29,121)	(29,368)		(3.4)		(28,955)	0.6

Total	$	21,494,869	21,106,213		7.4%	$	20,455,763	5.1%

(1) Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2015		2014			2nd Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘15 vs. ‘14 Change

Non-performing Loans	$173,638	194,232	197,757	242,382	259,547	(33.1) %
Other Loans Held for Sale (1)	-	1,082	3,606	338	2,045	(100.0)
Other Real Estate	66,449	74,791	85,472	81,636	101,533	(34.6)

Non-performing Assets	240,087	270,105	286,835	324,356	363,125	(33.9)

Allowance for Loan Losses	254,702	253,371	261,317	269,376	277,783	(8.3)

Net Charge-Offs - Quarter	5,306	12,343	16,253	12,250	35,371	(85.0)
Net Charge-Offs / Average Loans - Quarter (2)	0.10%	0.23	0.31	0.24	0.69

Non-performing Loans / Loans	0.81	0.92	0.94	1.18	1.27
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.11	1.28	1.35	1.57	1.77
Allowance / Loans	1.18	1.20	1.24	1.31	1.36

Allowance / Non-performing Loans	146.69	130.45	132.14	111.14	107.03
Allowance / Non-performing Loans (3)	202.08	197.55	197.22	176.47	177.62

Past Due Loans over 90 days and Still Accruing	$4,832	5,025	4,637	4,067	4,798	0.7%
As a Percentage of Loans Outstanding	0.02%	0.02	0.02	0.02	0.02

Total Past Due Loans and Still Accruing	$50,860	57,443	51,251	72,712	60,428	(15.8)
As a Percentage of Loans Outstanding	0.24%	0.27	0.24	0.35	0.30

Accruing Troubled Debt Restructurings (TDRs)	$268,542	313,362	348,427	408,737	444,108	(39.5)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	June 30, 2015	December 31, 2014	June 30, 2014

Capital Rules in effect:	Basel III	Basel I	Basel I

Tier 1 Capital	$2,615,827	2,543,625	2,500,491
Total Risk-Based Capital	2,971,517	2,987,406	2,958,274
Common Equity Tier 1 Ratio (transitional)	10.73%	na	na
Common Equity Tier 1 Ratio (fully phased-in)	10.09	na	na
Tier 1 Common Equity Ratio	na	10.28	10.42
Tier 1 Capital Ratio	10.73	10.86	11.01
Total Risk-Based Capital Ratio	12.18	12.75	13.03
Tier 1 Leverage Ratio	9.48	9.67	9.69
Common Equity as a Percentage of Total Assets (2)	10.21	10.78	10.99
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.13	10.69	10.91
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	11.71	12.33	12.78
Book Value Per Common Share (4)	21.78	21.42	21.05
Tangible Book Value Per Common Share (3)	21.59	21.23	20.87

(1) Current quarter regulatory capital information is preliminary. 2015 regulatory capital ratios determined under Basel III capital rules.

      2014 ratios were determined under Basel I capital rules.

(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.